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                                                                    EXHIBIT 32

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of the Cornerstone Mortgage Investment Group II, Inc. on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Heisler, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)      The Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of
               1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ John C. Heisler
                           -------------------
                               Chief Financial Officer
                               Cornerstone Mortgage Investment Group II, Inc.
May 14, 2004



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                                                                    EXHIBIT 32

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of the Cornerstone Mortgage Investment Group II, Inc. on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip R. Schwab, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)      The Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of
               1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ Philip R. Schwab
                           --------------------
                               Chief Executive Officer
                               Cornerstone Mortgage Investment Group II, Inc.
May 14, 2004